UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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CME GROUP INC.

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On or after April 12, 2016, the following information was made available to the Class B-1 shareholders.

Honored to be nominated
willhobertcme.com
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THREE DECADES OF INDUSTRY EXPERIENCE
Honored to be nominated by the CME
Class B-1 Nominating Committee
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It was my honor to be nominated by the CME Class B-1 Nominating Committee as a candidate for Class B-1 Director on the CME Group Board of Directors.
I believe that the paramount reason I was selected for this important role is my practical, hands-on knowledge and expertise of our industry. I represent three decades of industry experience: as an open outcry options market-maker; together with our industry as a transformed electronic trader; and as a founder and owner of WH Trading—a highly successful proprietary shop. From its inception in 1994, I directed the technology, risk management, operations, and strategy
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Honored to be nominated by the CME
Class B-1 Nominating Committee
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It was my honor to be nominated by the CME Class B-1 Nominating Committee as a candidate for Class B-1 Director on the CME Group Board of Directors.
I believe that the paramount reason I was selected for this important role is my practical, hands-on knowledge and expertise of our industry. I represent three decades of industry experience: as an open outcry options market-maker; together with our industry as a transformed electronic trader; and as a founder and owner of WH Trading-a highly successful proprietary shop. From its inception in 1994, I directed the technology, risk management, operations, and strategy at WH Trading. The firm has developed exceptional in-house proprietary options and futures trading software with performance at the microsecond level Today, with over 60 employees, our firm trades in a wide range of futures and options on the floor, the Globex platform, and numerous exchanges worldwide.
I believe that the above credentials continue to be valuable to the CME Group Board of Directors as our Exchange moves forward to face the very competitive globalized world.
The American financial services industry has experienced massive and unprecedented changes both to its capital markets as well as its trading counterpart. Over the past decade, in synch with this evolution, CME Group has grown and evolved into a technological powerhouse. Similarly, WH Trading has kept pace with these changes and also reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic screens, I led the transformation at WH Trading which from a trading firm to a technology enterprise by successfully guiding the company through a major expansion into automated trading intertwined with our floor operation. I believe that these proven skills were the values the Nominating Committee sought last year, and skills the Board continues to need.
In addition, I have learned first-hand of the importance of the CME Group’s relationship with elected officials. I learned that our economic interests as an industry have to be continuously guarded and explained. I have participated in informational sessions with the SEC and CFTC as well as with Congressmen and Senators and learned to advocate on our behalf. I have been included in a direct meeting with the Speaker of the House to help ensure that CME Group’s interests are presented and our legislative priorities are advanced. At Executive Chairman Terry Duffy’s request, I have become a Director of the CME Group’s Political Action Committee. In this manner, I participate in choosing candidates who understand and support our agenda.

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year, and skills the Board continues to need.
In addition, I have learned first-hand of the importance of the CME Group’s relationship with elected officials. I learned that our economic interests as an industry have to be continuously guarded and explained. I have participated in informational sessions with the SEC and CFTC as well as with Congressmen and Senators and learned to advocate on our behalf. I have been included in a direct meeting with the Speaker of the House to help ensure that CME Group’s interests are presented and our legislative priorities are advanced. At Executive Chairman Terry Duffy’s request, I have become a Director of the CME Group’s Political Action Committee. In this manner, I participate in choosing candidates who understand and support our agenda.
As an organization, we should always strive to improve. The advancement of technology and the evolution of the financial markets is a never-ending process. In the coming years the ability to adapt to new changes, some of which are unpredictable, will dictate the CME Group’s growth and success. With options trading comprising approximately 20% of the CME Group’s volume, its members are best-served with a Board representative who is thoroughly steeped in the critical issues, complex market structure, and pressing problems facing option traders. In an environment where elements of open outcry, matching engines and voice brokers compete for options volume, I believe my 25 years of successful options trading, risk management, and strategic planning will continue to provide invaluable assets to our Board of Directors.
If re-elected, I will continue to apply all my experience and talent to work tirelessly to ensure that the CME Group and its members continue their leadership in the industry. I respectfully seek your support and stand ready to answer any question you may have.
Best,
Will Hobert
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* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive

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As an organization, we should always strive to improve. The advancement of technology and the evolution of the financial markets is a never-ending process. In the coming years the ability to adapt to new changes, some of which are unpredictable, will dictate the CME Group’s growth and success. With options trading comprising approximately 20% of the CME Group’s volume, its members are best-served with a Board representative who is thoroughly steeped in the critical issues, complex market structure, and pressing problems facing option traders. In an environment where elements of open outcry, matching engines and voice brokers compete for options volume, I believe my 25 years of successful options trading, risk management, and strategic planning will continue to provide invaluable assets to our Board of Directors.
If re-elected, I will continue to apply all my experience and talent to work tirelessly to ensure that the CME Group and its members continue their leadership in the industry. I respectfully seek your support and stand ready to answer any question you may have.
Best,
Will Hobert
11 reads
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Copyright © 2016,. Design by SandYard Design Group.

Will Hobert

CME Group 2016 Board of Directors Class B-1 Director Candidate

CME Group Class B-1 Director since 2015

Using the knowledge gained from three decades of diverse, hands-on, practical experience to preserve and promote the interests of the trading industry

Hello,

My name is Will Hobert and I am a candidate for a Class B-1 seat on the CME Group Board of Directors.

I am running to repeat the accomplishments of my last term and to build upon them. Since being elected in 2015, I was selected to serve on the strategic steering committee chaired by Leo Melamed. The strategic steering committee’s role is to review and recommend to the Board the long-term objectives and strategic plan for the company with respect to the company’s business lines, business model, customer segments, globalization efforts and degrees of geographic penetration. I was chosen for this role because the committee recognized the lifetime of achievement and experience that I bring to the CME and the benefit to the Board, and to the entire organization, of leveraging those assets.

I am running on my nearly three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder, and owner of WH Trading. As the managing member of WH Trading, I oversee technology, risk management, operations, and strategy development. Since the founding of WH Trading in 1994, the firm has grown to over 60 employees. WH Trading participates in a wide range of futures and options markets, both on the CME Group floor and electronically on numerous exchanges worldwide. Like many market participants, we have developed in-house proprietary options and futures trading software and benchmark the performance of our trading systems at the microsecond level.

I am running on my ability to adapt to changes in a dynamic trading industry and my resultant success as a proprietary firm owner. Over the last decade, CME Group has grown and advanced as technology has driven massive change in the trading industry and capital markets. Similarly, WH Trading has reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic trading screens, WH Trading, like CME Group, was forced to make the challenging transition from a trading firm to a technology firm. Over the last decade, I have guided WH Trading through a major expansion as we built an electronic, automated trading operation that has also served to enhance and grow our robust floor trading operation. However, the advancement of technology and the evolution of the financial markets is a never-ending process, and in the coming decade the ability to adapt to changes, some of which we cannot currently predict, will dictate survival and success. I know what it takes to survive and thrive amidst change, and as a Board member, I will continue to work tirelessly to ensure that the Exchange and its members are best prepared for the next systemic change.

I am running because the Board of Directors continued to need a member who has a diverse trading background that includes open outcry, electronic, over the counter and options trading experience. I have traded on all of these execution venues and understand the issues, benefits and market structure implications associated with each. With options trading comprising approximately 20% of CME Group’s overall volume, its members deserve a Board member who truly understands the critical issues, complex market structure and pressing problems facing options traders. My 25 years of option trading, risk management, and strategic planning provides a necessary voice on the Board of Directors as open outcry, exchange matching engines and voice brokers all compete for options volume. Finally, WH Trading holds memberships at CME, CBOT, NYMEX, and COMEX, which provides me with a holistic perspective of CME Group and the unique challenges and opportunities that face CME members.

I am running because I understand the importance of strong relationships. Over the past decade I have worked to advocate on behalf of, and preserve the interests of, the trading industry. Annually I travel to Washington, DC, to advocate on behalf of CME Group where I participate in informational sessions with SEC and CFTC commissioners, House and Senate Committees, and Congressional Leadership. In 2014, I participated in an intimate meeting with then-Speaker of the House John Boehner to ensure that CME Group’s interests were represented and its legislative priorities advanced. I understand the importance of strong relationships with Washington, and as a result I was solicited to serve as a CME PAC Board of Director, working to ensure that support is given to candidates to guarantee their education and understanding of CME Group.

Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Please visit willhobertcme.com to learn more about me and see instructions about how to cast your vote electronically.

Sincerely,

Will Hobert

Managing Member

WH Trading LLC

whobert@whtrading.com

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Resume | Will Hobert for X _ X
willhobertcme.com/node/6
WILL HOBERT for B-1 DIRECTOR
RESUME
Home >> Resume
Resume
Professional Work Summary
WH Trading, LLC. / Hobert Trading Inc.
Founder and Managing Member
1994-Present
WH Trading is one of Chicago’s leading proprietary trading firms, specializing in both open-outcry and electronic trading, as well as software development. WH Trading acts as a liquidity provider in various asset classes in markets around the globe including Chicago, New York, London, Frankfurt and Singapore. The firm was founded as a sole proprietorship and has grown to employ over 50 people.
• Manage/oversee all aspects of the business including risk management, operations and strategic direction
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Resume | Will Hobert for X _ X
willhobertcme.com/node/6
Resume
Professional Work Summary
WH Trading, LLC. / Hobert Trading Inc.
Founder and Managing Member
1994-Present
WH Trading is one of Chicago’s leading proprietary trading firms, specializing in both open-outcry and electronic trading, as well as software development. WH Trading acts as a Liquidity provider in various asset classes in markets around the globe including Chicago, New York, London, Frankfurt and Singapore. The firm was founded as a sole proprietorship and has grown to employ over 50 people.
• Manage/oversee all aspects of the business including risk management, operations and strategic direction
• Actively involved in trading and strategy development on a daily basis
• Represent the firm’s interests on industry-wide committees and at executive-level industry conferences
Cooper Neff and Associates
1988-1994
Options Trader
Leadership Experience
• CME Board of Directors, Class B-1 Director 2015 -
• AUSL (Academy for Urban School Leadership), Board Member 2012 -Pres
• Bell School, Local School Council member 2005 - 2010
• Friends of Bell School, Board of Directors 2002 - 2008
• UCAN (Uhlich Children’s Advantage Network), President’s Board 2006 - Pres
• Chicago Communities in Schools, Board of Advisors 2004 - Pres
Education
Wesleyan University 1985
Bachelor of Arts
Personal
• Married father of four children
• Recreational sailing
• Tennis
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Resume | Will Hobert for X _ X
willhobertcme.com/node/6
• Represent the firm’s interests on industry-wide committees and at executive-level industry conferences
Cooper Neff and Associates 1988-1994
Options Trader
Leadership Experience
• CME Board of Directors, Class B-1 Director 2015 -
• AUSL (Academy for Urban School Leadership), Board Member 2012 -Pres
• Bell School, Local School Council member 2005 - 2010
• Friends of Bell School, Board of Directors 2002 - 2008
• UCAN (Uhlich Children’s Advantage Network), President’s Board 2006 - Pres
• Chicago Communities in Schools, Board of Advisors 2004 – Pres
Education
Wesleyan University 1985
Bachelor of Arts
Personal
• Married father of four children
• Recreational sailing
• Tennis
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Copyright © 2016, _ Design by SandYard Design Group.

Contact Will | Will Hobert X _ X
willhobertcme.com/contact-will
WILL HOBERT for B-1 DIRECTOR EXC
CHICAGO MERCANTILE
CONTACT
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Contact Will
• Posted on: 10 April 2015
• By: leader
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Contact Will | Will Hobert X _ X
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Home >> Contact Will
Contact Will
• Posted on: 10 April 2015
• By: Leader
Your Name: *
Your Email: *
Your Question: *
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* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Copyright © 2016, _ Design by SandYard Design Group.

HOWARD J. SIEGEL

Dear Friends, Members and Shareholders,

Time for the annual CME Directors’ election again and we need you to vote. Your vote is important and I hope you will continue to support me as one of your experienced Class B-1 directors.

Why should you vote? What’s at stake?

The first time I ran for the Board in 1999, I wrote in my letter to the membership: “Two of the toughest issues that we have ever faced are immediately at hand.” The CME was about to convert to a for-profit entity while at the same time “… ride the tidal wave of technological change that’s sweeping the business landscape…”

Since that time, while the nation has gone through the ups and downs of war, the Great Recession and wide ranging political uncertainly, CME has emerged as a major pillar of the derivatives industry around which continue to swirl what are for us the great questions of the day.

What is the role of the free markets we created in a post-industrial economy? How will the continued evolution of technology change them and the traditional role many of us filled as liquidity providers? What must the response of the CME and of those of us who still have a stake in its future be to the seemingly unending incursions of state, federal and international regulatory agencies into our markets?

These are questions that are as poignant today as were those I posed in 1999.

It is not time for on the job training that the current annual board election cycle regrettably calls for. The CME, now designated as a Systemically Important Financial Market Utility (SIFMU), cannot afford to experiment. I have been co-chair of the Clearing House Risk Committee since 2004 and am dedicated to ensuring that our Clearing House continues to be safe and sound. More than ever, Membership holders need Board members who understand the ongoing and complex process of running the largest and most diverse exchange in the world. Traders, member firms and regulators alike need to know that they can rely on the continuity and stability that CME has provided thru good times and bad.

My 40 years at the exchange, from runner, to trader, to Director, have allowed me to find a balance between service to the members and customers and overall profitability – each are impossible without the other.

Those of us who have stayed, who still own memberships and perhaps CME equity as well, know that markets for both ebb and flow. While interest rates, volatility and inflation are currently at historic lows, our exchange is positioned better than any other to take advantage when the pendulum inevitably swings back. With a strong foothold in Europe and Asia, CME’s potential for growth is significant and, while as a floor trader I found the adjustment to full - time electronic trading difficult, I believe that membership values will benefit disproportionately when that significant potential growth occurs.

I have worked hard to bring a member, trader, and at the same time, shareholder perspective to the Board. I hope to continue to do this. Please use the coming proxies to vote and show your confidence in me to help your exchange navigate into the future.

Respectfully

Howard Siegel

Enclosed in the packet are my CME committee appointments

If you have any questions I can be reached at 773 983 5651

or by Email Hjsiegel@gmail.com

Broadridge, as our inspector of election, is providing CME Group additional service to facilitate voting by our Class B shareholders. Class B shareholders who are unable to locate their 16-digit control number may call 855-928-4491 to speak to a proxy specialist to cast their votes over the phone.

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.